UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2022

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

(781) 357-2333

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	PULM	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 10, 2022, Pulmatrix, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s definitive proxy statement for the Special Meeting, filed with the Securities and Exchange Commission on December 30, 2021 (the “Proxy Statement”).

A total of 31,509,952 shares of common stock, par value $0.0001 per share, out of a total of 56,249,062 shares of common stock issued and outstanding and entitled to vote, and a total of 6,745.0008 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”), representing all of the issued and outstanding shares of Preferred Stock entitled to vote at the Special Meeting, each as of December 17, 2021, the record date for the Special Meeting, were present in person or represented by proxy at the Special Meeting, constituting a quorum. As previously described in the Proxy Statement, each share of Preferred Stock entitled the holder to 8,333,333 votes on Proposal 1 at the Special Meeting; provided, that, such votes were required to be counted by the Company in the same proportion as the aggregate shares of common stock that were voted on such proposal. Holders of the Company’s common stock were entitled to one vote per share on each proposal.

The matters submitted for a vote and the related results are set forth below:

(1)	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Charter”), in substantially the form attached to the proxy statement as Annex A, to, at the discretion of the Board of Directors of the Company, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.0001 per share, including stock held by the Company as treasury shares, at a ratio of 1-for 2 to 1-for-20 (the “Range”), with the ratio within such Range to be determined at the discretion of the Board of Directors of the Company and included in a public announcement.

For	Against	Withheld /Abstained	Broker Non-Votes
33,293,992,060	22,822,132,158	123,723,487	0

(2)	to approve a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.

For	Against	Withheld /Abstained	Broker Non-Votes
20,408,558	10,998,773	102,621	0

The results reported above are final voting results. Due to the approval of Proposal 1, there was no need to adjourn the Special Meeting. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: February 11, 2022	By:	/s/ Teofilo Raad
Teofilo Raad
Chief Executive Officer